Exhibit 99.1

NEXMETALS REPORTS 180.8 METRES OF 1.31% CuEq FROM SELKIRK RESAMPLING PROGRAM AND ENGAGES IR ADVISORY FIRM

Vancouver, British Columbia, March 19, 2026 – NexMetals Mining Corp. (TSXV: NEXM) (NASDAQ: NEXM ) (the “Company”) announces assay results from resource gap hole DSLK-25-012 and from the remaining 28 holes of its 34-hole resampling program at the past-producing Copper Nickel Cobalt Platinum Group Elements (“Cu-Ni-Co-PGE”) Selkirk Mine in Botswana.

Assay Highlights:

●	DSLK-25-012: 101.00 metres of 0.85% CuEq

(0.28% Cu, 0.29% Ni, 0.01% Co, 0.56ppm Pd, 0.12ppm Pt and 0.05ppm Au)

●	DSLK076: 94.20 metres of 0.96% CuEq

(0.34% Cu, 0.30% Ni, 0.02% Co, 0.63ppm Pd, 0.13ppm Pt and 0.06ppm Au)

●	DSLK134: 86.00 metres of 1.06% CuEq

(0.34% Cu, 0.45% Ni, 0.02% Co, 0.55ppm Pd, 0.12ppm Pt and 0.05ppm Au)

●	DSLK211: 180.80 metres of 1.31% CuEq

(0.52% Cu, 0.39% Ni, 0.02% Co, 0.79ppm Pd, 0.17ppm Pt and 0.11ppm Au)

●	DSLK258: 68.00 metres of 0.91% CuEq

(0.28% Cu, 0.32% Ni, 0.02% Co, 0.61ppm Pd, 0.13ppm Pt and 0.05ppm Au)

Footwall Mineralization

●	DSLK077: 6.90 metres of 7.92% CuEq

(5.33% Cu, 1.31% Ni, 0.08% Co, 2.55ppm Pd, 0.56ppm Pt and 0.45ppm Au)

●	DSLK134: 5.90 metres of 2.79% CuEq

(0.63% Cu, 1.76% Ni, 0.07% Co, 0.73ppm Pd, 0.12ppm Pt and 0.04ppm Au)

Why This Matters

●	Wide intervals of Cu-Ni-Co-PGE mineralization intersected within the conceptual pit shell.
●	High grade footwall mineralization is an exploration target.
●	DSLK-25-012 was drilled to infill a gap in the resource and achieve a minimum drill spacing density of 60m across the deposit.
●	All assay results have been received for the 34-hole resampling program and are ready to be incorporated into an updated Mineral Resource Estimate (“MRE”). Historic drillholes were inconsistently assayed for PGEs, which are expected to contribute approximately one-third of the deposit’s net smelter return value. The resampling program captures intervals that were not previously analyzed for PGEs, providing additional data for incorporation into the model.
●	Incorporating PGE values—particularly in mineralization located beyond the current limits of the 2024 Mineral Resource Estimate (the “2024 MRE”) and within the conceptual pit shell—has the potential to expand the mineral resource and reduce the strip ratio.

Key Takeaway

●	Wide intervals of Cu-Ni-Co-PGE mineralization exceeding the current resource cut off grade of 0.46% CuEq were mapped outside the 2024 MRE and within the conceptual pit shell. This data will be incorporated into the updated MRE expected in Q2 2026.

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Sean Whiteford, CEO of the Company, commented: “The Selkirk drilling and resampling program continues to deliver wide intervals of Cu, Ni and PGE mineralization. We will be incorporating these assay results, combined with new metallurgical results, into an updated MRE anticipated in Q2 2026. Additionally, the exceptional results from DSLK077 (6.90m at 7.92% CuEq) indicate a potential new footwall zone for further follow up.”

The assay results of the resource gap hole and the 28 resampled holes referenced in this press release are summarized in Table 1 and drillhole information is provided in Table 2.

Table 1: Assay Results—Selkirk Deposit

HOLE ID	FROM (m)	TO (m)	1LENGTH (m)	[2]Est. True Thickness (m)	Cu (%)	NI (%)	Co (%)	Pd (ppm)	Pt (ppm)	Au (ppm)	3CuEq (%)
DSLK-25-012	15.00	267.00	252.00	236	0.21	0.23	0.01	0.46	0.11	0.04	0.67
incl.	163.00	264.00	101.00	95	0.28	0.29	0.01	0.56	0.12	0.05	0.85
DSLK-25-012 Footwall	299.00	303.85	4.85	4.5	0.45	0.53	0.04	0.40	0.08	0.06	1.19
DSLK026	19.00	26.80	7.80	4	0.18	0.17	0.01	0.45	0.10	0.05	0.57
DSLK026	40.30	61.90	21.60	12	0.29	0.29	0.01	0.64	0.13	0.07	0.90
DSLK031	69.00	71.00	2.00	No estimate	0.25	0.21	0.01	0.45	0.09	0.13	0.68
DSLK056	46.00	123.10	77.10	66	0.22	0.24	0.01	0.48	0.11	0.04	0.70
incl.	90.00	113.00	23.00	19	0.33	0.35	0.02	0.71	0.17	0.04	1.04
DSLK056	133.30	147.60	14.30	12	0.29	0.30	0.01	0.71	0.15	0.06	0.94
DSLK056	157.10	170.00	12.90	11	0.39	0.31	0.02	0.49	0.10	0.07	0.94
DSLK059	59.80	178.00	118.20	100	0.28	0.24	0.01	0.55	0.12	0.05	0.79
incl.	59.80	107.00	47.20	40	0.30	0.28	0.02	0.58	0.13	0.06	0.87
and	114.00	140.00	26.00	22	0.28	0.27	0.01	0.68	0.13	0.04	0.89
and	151.00	178.00	27.00	23	0.35	0.24	0.01	0.60	0.12	0.06	0.88
DSLK070	134.00	203.00	69.00	40	0.23	0.20	0.02	0.37	0.09	0.04	0.62
DSLK070	312.10	322.00	9.90	6	0.36	0.30	0.02	0.58	0.12	0.07	0.95
DSLK072	16.00	48.00	32.00	27	0.20	0.20	0.01	0.43	0.10	0.04	0.61
DSLK072	57.00	85.40	28.40	24	0.14	0.18	0.01	0.38	0.09	0.03	0.52
DSLK072	117.30	137.7	20.40	17	0.31	0.37	0.02	0.83	0.16	0.07	1.09
DSLK072	170.55	193.00	22.45	19	0.27	0.28	0.01	0.55	0.15	0.05	0.84
DSLK076	86.55	222.20	135.65	100	0.29	0.27	0.01	0.54	0.12	0.05	0.83
incl.	128.00	222.20	94.20	70	0.34	0.30	0.02	0.63	0.13	0.06	0.96
*incl.	168.00	216.30	48.30	36	0.43	0.37	0.02	0.75	0.15	0.07	1.17
DSLK077	61.00	75.00	14.00	No estimate	0.20	0.14	0.01	0.32	0.06	0.03	0.50
DSLK077 Footwall	92.00	98.90	6.90	6.90	5.33	1.31	0.08	2.55	0.56	0.45	7.92
DSLK083	22.00	72.10	50.10	42	0.18	0.20	0.01	0.41	0.10	0.04	0.59
DSLK090	14.00	68.30	54.30	38	0.20	0.22	0.01	0.41	0.09	0.03	0.62
DSLK090	94.30	186.00	91.70	64	0.24	0.22	0.01	0.48	0.10	0.04	0.69
DSLK128	44.00	64.00	20.00	10	0.17	0.21	0.01	0.29	0.08	0.03	0.53

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HOLE ID	FROM (m)	TO (m)	1LENGTH (m)	[2]Est. True Thickness (m)	Cu (%)	NI (%)	Co (%)	Pd (ppm)	Pt (ppm)	Au (ppm)	3CuEq (%)
DSLK128	158.00	245.75	87.75	44	0.18	0.16	0.01	0.26	0.06	0.03	0.48
DSLK128	254.00	276.95	22.95	11	0.25	0.18	0.02	0.30	0.08	0.02	0.59
DSLK131	42.00	176.80	134.80	101	0.17	0.18	0.01	0.31	0.08	0.03	0.51
DSLK131	235.05	321.00	85.95	64	0.23	0.20	0.01	0.36	0.09	0.04	0.62
DSLK133	52.00	182.25	130.25	130	0.16	0.19	0.01	0.40	0.09	0.03	0.55
DSLK133	189.45	213.80	24.35	24	0.33	0.29	0.01	0.68	0.14	0.06	0.96
DSLK133	219.00	225.00	6.00	6	0.30	0.30	0.01	0.66	0.13	0.05	0.92
DSLK133	239.05	254.70	15.65	15	0.27	0.25	0.02	0.45	0.11	0.05	0.75
DSLK134	173.00	363.00	190.00	155	0.27	0.26	0.02	0.47	0.11	0.05	0.78
incl.	240.00	326.00	86.00	70	0.34	0.45	0.02	0.55	0.12	0.05	1.06
DSLK134 Footwall	446.10	452.00	5.90	5	0.63	1.76	0.07	0.73	0.12	0.04	2.79
DSLK141	95.00	344.80	249.80	195	0.22	0.22	0.01	0.44	0.10	0.04	0.66
DSLK142	190.85	216.00	25.15	21	0.21	0.19	0.02	0.35	0.08	0.04	0.57
DSLK144	77.95	212.00	134.05	113	0.18	0.21	0.01	0.42	0.10	0.03	0.60
DSLK144	223.00	259.00	36.00	30	0.31	0.29	0.01	0.63	0.14	0.06	0.92
DSLK144	278.45	292.00	13.55	11	0.41	0.24	0.02	0.47	0.10	0.09	0.88
DSLK147	269.00	417.70	148.70	147	0.26	0.25	0.01	0.48	0.11	0.05	0.75
DSLK149	178.20	294.00	115.80	115	0.19	0.22	0.01	0.42	0.10	0.04	0.63
DSLK149 Footwall	311.75	322.00	10.25	10	0.16	0.16	0.01	0.32	0.07	0.04	0.47
DSLK151	172.00	230.00	58.00	50	0.15	0.19	0.01	0.42	0.10	0.04	0.55
DSLK151	264.40	320.75	56.35	56	0.20	0.23	0.01	0.49	0.11	0.04	0.67
DSLK196	17.10	22.70	5.60	5	0.28	0.20	0.02	0.29	0.07	0.05	0.63
DSLK211	50.20	231.00	180.80	146	0.52	0.39	0.02	0.79	0.17	0.11	1.31
incl.	76.00	231.00	155.00	125	0.57	0.42	0.03	0.86	0.18	0.12	1.42
*incl.	76.00	199.00	123.00	98	0.64	0.47	0.03	0.96	0.20	0.14	1.59
DSLK224	326.00	383.25	57.25	57	0.28	0.25	0.02	0.48	0.11	0.05	0.78
DSLK224	395.35	448.00	52.65	52	0.23	0.20	0.01	0.39	0.09	0.06	0.63
incl.	395.35	429.00	33.65	33	0.27	0.23	0.01	0.44	0.10	0.07	0.72
DSLK233	59.00	248.00	189.00	145	0.23	0.24	0.01	0.48	0.11	0.04	0.71
DSLK238	168.00	226.00	58.00	No estimate	0.21	0.15	0.01	0.25	0.07	0.04	0.49
DSLK238	327.00	401.00	74.00	28	0.34	0.26	0.02	0.38	0.09	0.05	0.80
DSLK238 Deep footwall	562.00	611.00	49.00	No estimate	0.25	0.20	0.02	0.27	0.06	0.04	0.58
DSLK241	270.00	367.60	97.60	62	0.28	0.24	0.02	0.45	0.10	0.05	0.74
DSLK258	27.00	95.00	68.00	No estimate	0.28	0.32	0.02	0.61	0.13	0.05	0.91
DSLK273	18.00	81.10	63.10	62	0.19	0.22	0.01	0.45	0.10	0.03	0.64
DSLK273	97.80	120.00	22.20	21	0.25	0.23	0.01	0.50	0.10	0.09	0.72
DSLK273	136.70	162.50	25.80	24	0.22	0.21	0.01	0.46	0.11	0.04	0.67
DSLK273	175.55	192.65	17.10	16	0.82	0.70	0.04	0.72	0.16	0.06	1.89

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HOLE ID	FROM (m)	TO (m)	1LENGTH (m)	[2]Est. True Thickness (m)	Cu (%)	NI (%)	Co (%)	Pd (ppm)	Pt (ppm)	Au (ppm)	3CuEq (%)
OUTSIDE MRE AND WITHIN CONCEPTUAL PIT
DSK-25-012	15.00	76.00	62.00	58	0.15	0.18	0.01	0.39	0.10	0.04	0.53
DSLK026	19.00	26.80	7.80	4	0.18	0.17	0.01	0.45	0.10	0.05	0.57
DSLK056	50.00	73.00	23.00	20	0.19	0.22	0.01	0.41	0.09	0.03	0.62
DSLK072	16.00	36.00	20.00	17	0.20	0.20	0.01	0.46	0.11	0.04	0.64
DSLK076	86.55	94.70	8.15	6	0.15	0.18	0.01	0.39	0.09	0.03	0.53
DSLK083	22.00	35.00	13.00	11	0.21	0.22	0.01	0.47	0.12	0.04	0.66
DSLK128	44.00	64.00	20.00	10	0.17	0.21	0.01	0.29	0.08	0.03	0.53
DSLK128	153.00	212.00	59.00	29	0.18	0.16	0.01	0.25	0.06	0.03	0.47
DSLK131	42.00	150.00	108.00	81	0.15	0.17	0.01	0.27	0.07	0.03	0.46
DSLK133	52.00	125.00	73.00	73	0.17	0.20	0.01	0.44	0.10	0.03	0.58
DSLK134	173.00	224.00	51.00	42	0.16	0.17	0.01	0.29	0.07	0.04	0.48
DSLK141	95.00	144.00	49.00	38	0.14	0.19	0.01	0.36	0.09	0.03	0.51
DSLK142	190.85	201.00	10.15	9	0.19	0.15	0.01	0.30	0.07	0.04	0.50
DSLK144	77.95	132.00	54.05	46	0.15	0.19	0.01	0.40	0.10	0.03	0.55
DSLK147	269.00	288.00	19.00	18.5	0.16	0.17	0.01	0.30	0.08	0.03	0.48
DSLK151	172.00	208.00	36.00	31	0.12	0.16	0.01	0.37	0.09	0.03	0.47
DSLK196	17.10	22.70	5.60	5	0.28	0.20	0.02	0.29	0.07	0.05	0.63
DSLK238	168.00	226.00	58.00	No estimate	0.21	0.15	0.01	0.25	0.07	0.04	0.49

1Length refers to drillhole length and not true width.

2True thickness is estimated using the MRE wireframe where available. Note that all holes did not cross the entire deposit.

3CuEq% calculated using the formula Cu% + Ni%*(55.605/53.913) + Pd g/t*(22.948/53.913) + Pt g/t*(14.891/53.913) using metal prices and recoveries listed in the 2025 Technical Report (as defined below).

Table 2: Drill Collar Information Selkirk Deposit

HOLE ID	[1]Easting	[1]Northing	[1]Elevation	Dip	Azimuth	Hole Length (m)
DSLK-25-012	575328.7	7642374.6	982.5	-89.1	231.3	325.8
DSLK026	575631.9	7642799.4	997.8	-70.0	35.0	158.1
DSLK031	575637.9	7642902.9	1004.2	-70.0	35.0	86.7
DSLK056	575452.9	7642494.9	986.0	-70.0	47.7	236.3
DSLK059	575557.2	7642713.8	993.1	-87.0	288.0	219.4
DSLK070	575236.5	7642498.8	984.0	-70.0	35.0	459.0
DSLK072	575416.6	7642446.5	984.5	-69.0	29.0	227.9
DSLK076	575334.4	7642430.1	984.3	-70.0	35.0	305.0
DSLK077	575614.9	7642954.5	1004.7	-90.0	150.0	155.4
DSLK083	575383.6	7642396.3	983.7	-70.0	35.0	264.1
DSLK090	575440.4	7642578.3	988.4	-70.0	35.0	301.5
DSLK128	575202.6	7642450.3	984.8	-70.0	34.5	523.6
DSLK131	575252.1	7642415.5	984.0	-70.0	37.7	414.5
DSLK133	575319.1	7642295.7	980.5	-70.0	38.8	274.5
DSLK134	575183.3	7642318.2	981.6	-70.0	32.3	494.4
DSLK141	575232.1	7642283.4	981.2	-71.1	33.2	374.2
DSLK142	575300.3	7642381.5	982.5	-61.7	304.7	348.1
DSLK144	575281.7	7642249.0	980.8	-70.8	33.9	312.1
DSLK147	575163.5	7642184.8	983.8	-70.0	33.8	462.5
DSLK149	575246.6	7642200.2	982.2	-69.6	30.5	353.8
DSLK151	575212.5	7642150.7	983.3	-70.0	33.5	417.6
DSLK196	575559.8	7642983.9	1000.4	-84.1	164.6	112.4
DSLK211	575464.6	7642745.8	998.1	-88.0	307.1	339.8
DSLK224	575104.6	7642166.6	985.7	-69.3	33.3	596.0
DSLK233	575352.4	7642461.1	985.5	-87.6	330.7	362.1
DSLK238	575275.9	7642580.2	985.7	-86.6	203.9	771.6
DSLK241	575301.7	7642625.9	989.4	-90.0	360.0	370.3
DSLK258	575528.0	7642595.2	987.6	-90.0	360.0	158.0
DSLK273	575490.4	7642585.1	987.9	-89.1	360.0	228.5

1Coordinates are WGS84z35S with geoidal elevations

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Figure 1: Location 2025 Resampled drillholes and Mineral Resource Estimate

NEXM Engages NH IR Advisory Corp.

The Company is pleased to announce that it has engaged NH IR Advisory Corp. (“NH IR”), a Toronto-based investor relations and corporate communications firm, to provide investor relations and strategic advisory services.

The engagement is for an initial term of twelve months (the “Agreement”), unless terminated earlier in accordance with its terms. Pursuant to the Agreement, the Company will pay NH IR a monthly fee of C$12,000. In addition, the Company has agreed to grant Nisha Hasan, NH IR’s Principal, incentive stock options (the “Options”) valued at C$72,000, with the number of Options to be granted being determined by dividing C$72,000 by the fair value per Option as at the date of grant (using the Black-Scholes option pricing model), to purchase common shares of the Company. The Options will be exercisable for a period of five years at an exercise price equal to the closing price of the common shares on the TSX Venture Exchange (“TSVX”) on the date prior to the date of grant. The Options will vest over a twelve-month period, with one-quarter vesting every three months from the date of grant.

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NH IR is an arm’s length service provider to the Company and does not have any direct or indirect interest in the Company or its securities, nor any right or intent to acquire such an interest, other than pursuant to the Agreement. The engagement of NH IR remains subject to the approval of the TSXV.

Sean Whiteford, CEO of the Company, commented: “I’m also happy to announce that Nisha Hasan of NH IR Advisory Corp, has been engaged to provide investor relations and corporate communication services to the company. We welcome Nisha to the NEXM team”

About NH IR Advisory Corp.: NH IR is a boutique investor relations and strategic communications firm supporting a select group of public and private companies in navigating the capital markets and strengthening engagement with the investment community. Led by Nisha Hasan, NH IR brings over 25 years of collective experience across the mining sector and capital markets, delivering tailored investor relations strategies and integrated communications programs designed to strengthen investment messaging, establish market presence, and enhance reputation over the long term.

Technical Report

The 2024 MRE on the Selkirk Mine is supported by the Technical Reports entitled “NI 43-101 Technical Report Selkirk Nickel Project, North East District, Republic of Botswana”, dated January 8, 2025 (with an effective date of November 1, 2024 (the “2025 Technical Report”) and “NI 43-101 Technical Report, Selkirk Nickel Project, Northeast District, Republic of Botswana” dated April 12, 2023 (with an effective date of March 31, 2023). Reference should be made to the full text of the Technical Reports for the assumptions, qualifications and limitations set forth therein, which were prepared in accordance with NI 43-101 and copies of which are available on SEDAR+ (www.sedarplus.ca) under the Company’s issuer profile.

Quality Control

Historic drill core samples are NQ (47.6 mm diameter) that were previously sawn in half. All current samples are ¼ core cut by a diamond saw on site. The remaining ¼ core is retained for reference purposes. Samples are generally 0.30 metre or less and correspond to the historic sample intervals. Sample preparation and lab analysis was completed at ALS Chemex in Johannesburg, South Africa. Commercially prepared blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81).

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, VP Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

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NexMetals is committed to governance through transparent accountability and open communication within our team and our stakeholders. NexMetals’ team brings extensive experience across the full spectrum of mine discovery and development. Collectively, the team has contributed to dozens of projects, including work on the Company’s Selebi and Selkirk mines. Senior team members each have on average, more than 20 years of experience spanning geology, engineering, operations, and project development.

For further information about NexMetals Mining Corp., please contact:

Sean Whiteford

CEO and Director

swhiteford@nexmetalsmining.com

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the implementation of the objectives, goals and future plans of the Company including the potential of expanding the mineral resource and reducing the strip ratio; releasing an updated MRE in Q2 2026; PGEs contributing approximately one-third of the deposit’s net smelter return value; and the potential of new footwall zone for further follow up. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the risk that the Company will not be able to expand or enhance its current mineral resource estimates; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.com), in each case, under the Company’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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